NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value
NVIT Multi-Manager Small Company Fund

Supplement dated September 13, 2018
to the Prospectus dated April 30, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager International Growth Fund (the "Fund")

1.
At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust on September 12, 2018 (the "Meeting"), the Board approved the termination of Invesco Advisers, Inc. and American Century Investment Management, Inc. as the subadvisers to the Fund, and the appointment of Allianz Global Investors U.S. LLC and WCM Investment Management, LLC (together, the "Companies") as the Fund's new subadvisers, effective on or about October 8, 2018 (the "Effective Date").

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, Invesco Advisers, Inc. in the Prospectus are deleted in their entirety.

b.	The information under the heading "Principal Investment Strategies" on page 2 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries located around the world other than the United States. Some of these countries may be considered to be emerging market countries, which are typically developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa. The Fund may invest in equity securities of companies of any market capitalization, including smaller companies. The Fund also may invest in currency futures and forward foreign currency exchange contracts (collectively, "currency contracts"), which are derivatives, in order to hedge against international currency exposure. The Fund employs a growth style of investing, which means that it seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. The Fund is not limited in the percentage of its assets that it may invest in any one country, region or geographic area.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. Nationwide Fund Advisors ("NFA") is the Fund's investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the "Trust"), selects the Fund's subadvisers and monitors their performance on an ongoing basis. NFA also determines the amount of Fund assets to allocate to each subadviser. NFA has chosen the Fund's current subadvisers because they approach investing in international growth securities in a different manner from each other. For example, as of the date of this Prospectus, while both subadvisers utilize a bottom-up fundamental investment approach, one subadviser focuses on high-quality secular growth companies that exhibit structural advantages while the other subadviser focuses on high-quality secular and/or cyclical growth companies. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

c.	The information under the heading "Principal Risks" on page 3 of the Prospectus is supplemented with the following:

Country or sector risk – if the Fund emphasizes one or more countries or economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular countries or sectors.

d.	The information under the heading "Portfolio Management – Subadvisers" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Allianz Global Investors U.S. LLC ("Allianz")
WCM Investment Management, LLC ("WCM")

e.	The table under the heading "Portfolio Management – Portfolio Managers" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Allianz
Robert Hofmann, CFA	Director and Portfolio Manager	Since 2018
Tobias Kohls, CFA, FRM	Portfolio Manager	Since 2018
WCM
Paul Black	Co-CEO and Portfolio Manager	Since 2018
Kurt Winrich, CFA	Co-CEO and Portfolio Manager	Since 2018
Peter Hunkel	Portfolio Manager and Business Analyst	Since 2018
Michael Trigg	Portfolio Manager and Business Analyst	Since 2018

f.	The information under the heading "How the Funds Invest – Principal Investment Strategies" on page 35 of the Prospectus is deleted in its entirety and replaced with the following:
Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund is not limited in the percentage of its assets that it may invest in any one country, region or geographic area.
The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies. The Fund also may invest in currency futures and forward foreign currency exchange contracts, which are derivatives, in order to hedge against international currency exposure. The Fund generally considers selling a security when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
The Fund consists of two portions managed by different subadvisers acting independently with respect to the assets of the Fund they manage. NFA has selected Allianz Global Investors U.S. LLC and WCM Investment Management as subadvisers to each manage the assets of a portion of the Fund. The subadvisers have been chosen because they approach investing in international growth securities in a different manner from each other. In allocating assets between the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to increase the potential for investment return and, at the same time, reduce risk and volatility.
Pursuant to a Manager-of-Managers Exemptive Order that the Trust received from the U.S. Securities and Exchange Commission ("SEC"), NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees. In addition, certain subadvisers may have limits as to the amount of assets that the subadviser will manage.
The two portions are each managed as follows:
ALLIANZ GLOBAL INVESTORS U.S. LLC ("ALLIANZ") – employs a disciplined, bottom-up approach to stock selection that is based on fundamental, company-specific analysis. Allianz will target investments in companies primarily based on analysis of three criteria: structural growth, quality, and valuation. In identifying issuers likely to benefit from structural growth, Allianz will seek out issuers with what it believes to be superior business models, best-in-class technology and exposure to secular market growth drivers in order to compound issuers' earnings and cash flows over the long term. In evaluating the quality of potential investment targets, Allianz will consider issuers' balance sheet strength, long-term competitive position and the presence of barriers to entry to defend pricing power over the long term. Allianz will apply the valuation criterion by making investments in companies whose potential value it believes is not yet reflected in market valuations, and whose ability to satisfy the Fund's key investment criteria is likely to be sustainable in the long-term. Allianz's investment decisions are not normally guided by sector or geography, or by weightings of the Fund's performance benchmark or any other index.

WCM INVESTMENT MANAGEMENT, LLC ("WCM") – employs a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth. WCM's investment process focuses on seeking companies that are industry leaders with strengthening competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations. WCM also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities. Although the Fund can invest in any size companies, WCM generally seeks issuers with a market capitalization of $3.5 billion or more at the time of investment and businesses offering predictable growth. WCM may consider selling a security when, in its opinion, one or more of the following occurs, among other reasons: (1) the issuer's fundamentals deteriorate; (2) there is increased geopolitical or currency risk; (3) WCM identifies a more attractive security; or (4) the Fund experiences redemptions of shares.

g.	The information under the heading "How the Funds Invest – Key Terms" beginning on page 35 of the Prospectus is supplemented with the following:

Bottom-up approach – a method of investing that involves the selection of securities based on their individual attributes regardless of broader national, industry or economic factors.

Secular market – a market driven by forces that could remain in place for many years.

h.	The information under the heading "Principal Risks" on page 36 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund is subject to the same risks that apply to all mutual funds that invest in equity securities. For instance, the value of the Fund's investments—and therefore, the value of Fund shares—may fluctuate.

In addition, the Fund is subject to COUNTRY RISK, DERIVATIVES RISK, EMERGING MARKETS RISK, EQUITY SECURITIES RISK, FOREIGN SECURITIES RISK, GROWTH STYLE RISK, MARKET AND SELECTION RISKS, MULTI-MANAGER RISK, SECTOR RISK and SMALLER COMPANY RISK, each of which is described in the section "Risks of Investing in the Funds" beginning on page 53.

The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

i.
The information relating to American Century Investment Management, Inc. under the heading "Fund Management – Subadvisers" on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY"), located at 4500 Main Street, Kansas City, MO 64111, is the subadviser for a portion of the NVIT Multi-Manager Mid Cap Value Fund. American Century was formed in 1958.

j.	The following paragraphs are added under the heading "Fund Management – Subadvisers" on page 58 of the Prospectus:
ALLIANZ GLOBAL INVESTORS U.S. LLC ("ALLIANZ"), located at 1633 Broadway, 43rd Floor, New York, NY 10019, is the subadviser to a portion of the NVIT Multi-Manager International Growth Fund. Allianz is a registered investment adviser and was organized in 2010.
WCM INVESTMENT MANAGEMENT, LLC ("WCM"), located at 281 Brooks Street, Laguna Beach, California 92651, is the subadviser to a portion of the NVIT Multi-Manager International Growth Fund. WCM is a Delaware limited liability company founded in 1976 and provides investment advice to institutional and high net worth clients.

k.	The information under the heading "NVIT Multi-Manager International Growth Fund" on page 59 of the Prospectus is deleted in its entirety and replaced with the following:
Allianz
The portfolio managers who are primarily responsible for the day-to-day management of the portion of the Fund managed by Allianz are Robert Hofmann, CFA, and Tobias Kohls, CFA, FRM.
Mr. Hofmann is a portfolio manager and a director with Allianz, which he joined in 2005.
Mr. Kohls is a portfolio manager with Allianz, which he joined in 2005.
WCM
The investment team for the portion of the Fund managed by WCM includes Paul Black, Kurt Winrich, CFA, Peter Hunkel, and Michael Trigg. These individuals are jointly and primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by WCM.
Mr. Black joined WCM in 1989, and has served as WCM's President and Co-CEO since December 2004.
Mr. Winrich joined WCM in 1984, and has served as WCM's Chairman and Co-CEO since December 2004.
Mr. Hunkel has served as a Portfolio Manager and Business Analyst for WCM since 2007.
Mr. Trigg has served as a Portfolio Manager and Business Analyst for WCM since 2006.

3.
Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about the Companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE